American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT:

TARGET 2005 FUND * TARGET 2010 FUND  TARGET 2015 FUND *
TARGET 2020 FUND * TARGET 2025 FUND

Supplement dated March 1, 2001 * Prospectus dated February 1, 2001

As of January 1, 2001, American Century Investment Services, Inc. is the sole distributor of the funds.

The following replaces the fifth paragraph on page 17 of the Investor Class prospectus and on page 15 of the Advisor Class prospectus.

You will participate in fund distributions, when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

SH-SPL-23898   0103